Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-A

KEY PERFORMANCE FACTORS
April 30, 1999



Expected B Maturity 3/17/2003


Blended Coupon 5.0807%


Excess Protection Level
3 Month Average   6.03%
April, 1999   5.21%
March, 1999   6.77%
February, 1999   6.11%


Cash Yield17.83%


Investor Charge Offs 5.23%


Base Rate 7.39%


Over 35 Day Delinquency 4.87%


Seller's Interest10.40%


Total Payment Rate14.17%


Total Principal Balance$42,469,994,217.25


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,418,074,698.76